EXHIBIT 4.1
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
  INCORPORATED UNDER THE LAWS                COMMON CAPITAL SHARES
  OF THE STATE OF TEXAS


NUMBER                                      SHARES

DX

 THIS CERTIFICATE IS TRANSFERABLE  IN       PAR VALUE
 DALLAS, NEW YORK, MONTREAL, TORONTO,        ONE DOLLAR ($1)
 WINNIPEG, REGINA, CALGARY AND  VANCOUVER.  CUSIP 896750 10 6

                                  SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

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                                       TRITON ENERGY CORPORATION

     THIS CERTIFIES THAT:

S P E C I M E N

     IS THE OWNER OF:

            FULLY PAID AND NON-ASSESSABLE COMMON CAPITAL SHARES OF

     TRITON ENERGY CORPORATION TRANSFERABLE ON THE BOOKS OF THE COMPANY BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

     IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS BY THE USE OF THEIR FACSIMILE SIGNATURES AND ITS FACSIMILE SEAL TO BE HEREUNTO AFFIXED.

     STATE OF INCORPORATION CHANGED TO DELAWARE


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
                            DATE

/s/ Thomas G. Finck         COUNTERSIGNED AND REGISTERED
CHIEF EXECUTIVE OFFICER     CHEMICAL MELLON SHAREHOLDER
                            SERVICES

/s/ Robert B. Holland, III
                                          (Dallas, Texas)

SECRETARY                   Transfer Agent
                            And Registrar

                            Authorized Signature


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                                    TRITON
                             (ENERGY CORPORATION)


     The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of the shares of each class of stock of the Corporation authorized to be issued, or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or to the Transfer Agent. Such statement is set forth in the Certificate of Incorporation of the Corporation on file in the office of the Secretary of State of Delaware and the Corporation.

                              __________________

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM  - as tenants in common                                                       UNIF GIFT MIN ACT  Custodian.
TEN ENT  - as tenants by the entireties                                                          (cus)       (minor)
JT TEN   - as joint tenants with right of                                             Under uniform gifts to Minors
         survivorship and not as tenants in common                                    Act
                                                                                                             (State)

             Additional abbreviations may also be used though not in the above list.



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     For value received _________ hereby sells, assigns and transfers under
Please insert Social Security or other
Identifying Number of Assignee

   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE




Shares of the capital stock represented by the within Certificate, and he hereby irrevocably constitutes and appoints ________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution on the premises.
Dated_________________


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
                     NOTICE:  The Signature(s) to
                     this assignment must correspond with
                     the name(s) as written upon the
                     face of the certificate in every
                     particular, without alteration or
                     enlargement or any change whatever



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                       Signature(s) must be guaranteed by a commercial bank or
                       trust company or a member firm of major stock exchange.